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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 10, 1998
                               (JANUARY 2, 1998)

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                        SEQUESTER HOLDINGS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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        Nevada                       33-06827LA               95-4029439
(STATE OR OTHER JURISDICTION         (COMMISSION           (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)     FILE NUMBER)          IDENTIFICATION NO.)

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                         2835 TOWNSGATE ROAD, SUITE 110
                       WESTLAKE VILLAGE, CALIFORNIA 91361
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

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                                 (805) 494-6687
                        (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

     On January 21, 1998, Sequester, Inc. filed a lawsuit in Los Angeles Superior Court against the Prudential Insurance Company of America, Pruco Securities Corporation, and Patrick C. Welch. The lawsuit alleges various damages including but not limited to alleged damages in the amount of $4 million for defendants' unauthorized disclosure of confidential information concerning Clark M. Holcomb which interfered with the economic relationships and prospective economic advantage of Sequester, Inc. Management of the company believes that lawsuit is meritorious but is unable to determine the outcome of the lawsuit at this time.

                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Sequester Holdings Incorporated


                                        By: /s/ Steven Karsh
                                           ------------------------------------
                                           Steven Karsh, President

Date: March 10, 1998


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